FOR IMMEDIATE RELEASE	INVESTOR AND MEDIA CONTACT:
Meg Wade (626) 535-5905
INDYMAC PROVIDES UPDATE ON FIRST QUARTER MORTGAGE LOAN PRODUCTION
PASADENA, Calif. — April 20, 2007 —
IndyMac Bancorp, Inc. (NYSE: NDE) (“Indymac®” or the “Company”), the holding company for IndyMac Bank, F.S.B. (“Indymac Bank®”), is providing this update to give investors a detailed view of the Company’s mortgage loan production for the first quarter of 2007.
Total loan production for the first quarter was $25.9 billion, down 2 percent from the fourth quarter of 2006 but up 27 percent from the first quarter of 2006. The attached schedules give details on Indymac’s mortgage loan production regarding:
1.	Loan production by documentation type (i.e. the extent to which income, assets, employment, credit history and appraised value are documented and verified) plus additional detail by various other loan attributes including combined loan-to-value ratio (“CLTV”), FICO score, occupancy status, existence of mortgage insurance and eligibility for sale to the GSEs.

2.	Expected lifetime loss percentages for our mortgage loan production as per Standard and Poor’s LEVELS® model[1], both in the aggregate and by documentation type and other loan attributes.

3.	The type and amount of our first quarter production, and the associated credit losses, that would have been eliminated had our recent guideline cuts been fully implemented at the beginning of the quarter.

[1]	While Indymac’s production is evaluated using the LEVELS® model, this data is not audited or endorsed by Standard and Poor’s.

Loan Production by Documentation Type
With respect to loan documentation, Indymac segments its loan production into the following five types:

		Percentage of Total
		Mortgage Production
Mortgage Loan		Based on $
Documentation Type	Description	Q1-07	Q4-06
Type 1	Borrower documents income, employment and assets. Lender verifies income, employment, assets, credit history and home value (by appraisal).	20%	17%
Type 2	Borrower states income and documents employment and assets. Lender assesses income for reasonableness and verifies employment, assets, credit history and home value (by appraisal).	53%	55%
Type 3	Borrower does not document or state income but does document employment and assets. Lender verifies employment, assets, credit history and home value (by appraisal).	11%	9%
Type 4	Borrower does not document or state income or assets. Lender verifies credit history and home value (by appraisal).	11%	12%
Type 5	Reverse mortgages (69% of Indymac’s reverse mortgage originations were FHA insured in Q1-07). Borrower does not document or state income or assets. Lender verifies home value (by appraisal).	5%	7%
	Total Mortgage Production	100%	100%
Key points to take away from the detailed schedules with respect to Indymac’s first quarter production:
1.	The total production had an average FICO score of 704 and an average CLTV of 74 percent.

2.	Only 4 percent of total production had FICO scores less than 620. Of that 4 percent, 76 percent had CLTVs below 90 percent and 60 percent had CLTVs equal to or below 80 percent.

3.	81 percent of total production had CLTVs of less than or equal to 80 percent. Of the 19 percent of production with CLTVs greater than 80 percent, 45 percent had FICOs greater than or equal to 700 and 76 percent had FICOs greater than or equal to 660.

4.	With respect to CLTVs by documentation type, 80 percent of Types 2, 3 and 4 had CLTVs of less than or equal to 80 percent. 97 percent of Type 4 and 5 loans had CLTVs of less than or equal to 80 percent.

5.	With respect to FICO scores by documentation type, 82 percent of Types 2, 3 and 4 had FICOs of greater than or equal to 660, and only 2 percent had FICOs below 620. Virtually no Type 3 and 4 loans had FICOs below 620.

6.	With respect to occupancy status, 88 percent of total production was owner occupied as a primary residence and 3 percent was owner occupied as a second home. 91 percent of second home and investor properties had CLTVs of less than or equal to 80 percent. Of the 9 percent of production for investor properties, 63 percent had FICOs greater than or equal to 700 and one percent had FICOs below 620.
Expected Lifetime Loss Percentages
One of the most independent and comprehensive views of the credit quality of loan production is the estimated lifetime loss percentage as determined by Standard and Poor’s LEVELS® model. This model is an objective, third party framework that has been developed and tested over various economic cycles. LEVELS® is a regression-based model that determines an estimated lifetime loss at the loan level based upon foreclosure frequency and loss severity for a wide variety of mortgage loans. LEVELS® is one of two accepted loss models for loan securitizations in the mortgage industry and is used to structure mortgage backed securities for sale into the secondary market. The number one driver of the model (i.e., the attribute proven to be the most predictive of loan losses) is the LTV/CLTV ratios, followed by borrower FICO score and then numerous other attributes such as loan size, documentation type, occupancy status, loan purpose, geography and debt-to-income ratio, where income is provided.
During the first quarter, 84 percent of Indymac’s loan production was analyzed using the LEVELS® model.2 The estimated lifetime loss rate for this production, in the aggregate, was 0.85 percent in Q1-07 versus 0.84 percent in Q4-06 and 0.74 percent in Q1-06. The year-over-year increase was driven by increased volumes and deteriorating credit performance mainly in two products — higher LTV subprime loans and 80/20 piggyback loans — which we have substantially eliminated from our product offerings through recent guideline cutbacks. Loss rates for other production remained roughly the same year-over-year. It is important to put the estimated lifetime loss rates into context. Assuming a 35 percent average loss severity rate when the sale of a foreclosed property takes place, a 0.85 percent estimated lifetime loss rate would mean that an estimated 2.43 percent of all loans produced would end up in foreclosure over the life of a loan pool (0.85 percent divided by 35 percent equals 2.43 percent). The flip side of this is that 97.57 percent of all of these loans are forecasted to succeed and never end up in foreclosure.

[2]	Production evaluated by the LEVELS® model excludes second liens, HELOCs, reverse mortgages or construction loans.

Key points to take away from the detailed schedules with respect to how loan attributes impacted lifetime loss estimates for Indymac’s Q1-07 production that was run through LEVELS®:
1.	53 percent of this production had a LEVELS® loss rate of less than 0.48 percent and is therefore considered comparable from a risk perspective to loans sold to the GSEs.

2.	Lower documentation requirements on loans are more than offset by other compensating factors, such as lower CLTVs and higher FICOs, with the result that lower documentation loans actually have lower estimated lifetime losses:

			Standard and Poor’s LEVELS Cumulative
Documentation Type	$ in millions	% of Total	Lifetime Loss Rate
Type 1	4,666	22%	1.18%
Type 2	11,858	54%	0.90%
Type 3	2,468	11%	0.56%
Type 4	2,811	13%	0.35%
Type 5	0	0%	—
Total Standard and Poor’s LEVELS - Evaluated Production	21,803	100%	0.85%
3.	CLTVs have the strongest impact on loss rates:

			Standard and Poor’s LEVELS Cumulative
CLTV Range	$ in millions	% of Total	Lifetime Loss Rate
<60%	2,563	12%	0.03%
≥60% <70%	2,953	13%	0.24%
≥70% ≤80%	12,379	57%	0.65%
>80% <90%	651	3%	3.36%[3]
≥90% ≤95%	1,196	5%	4.08%[3]
>95% ≤100%	2,061	10%	1.31%
Total Standard and Poor’s LEVELS - Evaluated Production	21,803	100%	0.85%

[3]	The high loss rates for the >80% <90% and ≥90% ≤95% buckets appear to have been heavily influenced by their average FICO scores of 666 and 673, respectively, as compared to an average FICO score of 704 for the ≥70% ≤80% bucket and 705 for the >95% ≤100% bucket.

4.	Borrower FICO scores have a strong impact on expected lifetime losses:

			Standard and Poor’s LEVELS Cumulative
FICO Range	$ in millions	% of Total	Lifetime Loss Rate
≥700	11,392	52%	0.39%
≥660 <700	5,981	28%	0.69%
≥620 <660	3,529	16%	1.31%
<620	901	4%	5.94%
Total Standard and Poor’s LEVELS - Evaluated Production	21,803	100%	0.85%
Impact of Recent Guideline Cuts
Indymac has recently been cutting back its product and underwriting guidelines for two reasons: (1) to better align risks and returns in the current environment and (2) due to temporary poor liquidity in the secondary market on certain products. The attached schedules show what the impact of these cutbacks would have been on our overall production for the first quarter. Had the cutbacks been fully in place for the quarter, our overall production would have been reduced by $8.6 billion, or a 33 percent reduction. Going forward, we do not expect actual production to decline by this magnitude, as some of the displaced production will migrate to other Indymac loan products for which the borrowers qualify, such as FHA/VA loans and our new 100 percent financing program (with mortgage insurance) for first time homebuyers that is saleable to the GSEs. In addition, we continue to capture market share for other loan types, as many other lenders are struggling or exiting the business. Finally, we are constantly evaluating the impact of our guideline cuts, and, to the extent that we determine we have gone too far, or liquidity improves in the secondary market, we may revise guidelines in some areas in the future.
The impact on credit quality of the guideline cuts would have been as follows:
1.	The average FICO score for all production would have increased from 704 to 711, and the average CLTV would have decreased from 74 percent to 69 percent.

2.	$3.5 billion of production with CLTVs greater than 80 percent would have been eliminated, or 74 percent of that production. The percentage of total production with CLTVs less than or equal to 80 percent would have increased from 81 percent to 92 percent.

3.	$2.0 billion of production with FICOs below 660 would have been eliminated, or 44 percent of that production. The percentage of total production with FICOs greater than 660 would have increased from 81 percent to 84 percent.

4.	The percentage of all production with both CLTVs less than 90 percent and FICOs above 660 would have increased from 68 percent to 80 percent.

5.	$7.0 billion of documentation types 2, 3 and 4 production would have been eliminated, or 38 percent of that production.

6.	The percentage of total production with a LEVELS loss rate of less than 0.48 percent, and therefore considered comparable from a risk perspective to loans sold to the GSEs, would have increased from 53 percent to 68 percent of total production.

7.	The estimated lifetime loss rate as per the LEVELS model would have decreased from 0.85 percent to 0.52 percent, in essence reducing Indymac’s overall credit risk by 39 percent.
As expected and previously forecasted, net credit losses related to loans held for sale increased to $24.1 million during the first quarter from $17.7 million in Q4-06, or to 9.8 bps of loan sales from 7.6 bps. However, 80 percent of these losses, or $19.3 million, would have been prevented with the guideline cuts. As previously disclosed, we expect credit losses to remain high in the second quarter but anticipate that credit loss performance will improve during the second half of 2007 as the guideline cuts take full effect.
Re-Affirmed Q1-07 Earnings Guidance
Indymac provided this supplemental information in advance of our scheduled conference call next week in response to current market conditions and continued interest from stakeholders. We have previously guided that for the first quarter of 2007 Indymac would earn around a 10 percent return on shareholders’ equity (ROE), and we expect that our Q1-07 earnings will be in line with this guidance when we report next Thursday, April 26th. Michael W. Perry, Chairman and Chief Executive Officer, will host the Company’s first quarter earnings conference call and webcast beginning at 10:00 a.m. PDT, followed by a question and answer period. The earnings data is scheduled to be released before the market opens on that morning.
The presentations accompanying the Shareholder Meeting webcast, and the first quarter earnings conference call and webcast, can be accessed, along with Indymac’s 10-Q, via Indymac Bank’s home page at www.indymacbank.com.
If you would like to participate in the call:
•	Internet webcast access will be available at: http://www.indymacbank.com

•	The telephone dial-in number is (888) 396-7846 or (706) 758-0230 (international), access code #3829781; and

•	The replay number is (800) 642-1687 or (706) 645-9291 (international), access code #3829781
To participate on the call, please dial in 15 minutes prior to the scheduled start time. The conference call will be replayed continuously beginning two hours after the live event on April 26th, through midnight on May 2nd and will be available on Indymac’s Website at www.indymacbank.com.
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Appendix Contents:

Appendix A	Actual Mortgage Loan Production Stratification

Table 1	Loan documentation type vs. loan to value
Table 2	Loan documentation type vs. FICO
Table 3	FICO vs. loan to value
Table 4	Occupancy vs. loan to value
Table 5	Occupancy vs. FICO
Table 6	Loans with mortgage insurance vs. loan to value
Table 7	Loans with mortgage insurance vs. FICO

Appendix B	Proforma Loan Production Had the Guideline Cuts Occurred Jan. 1, 2007

Table 1	Loan documentation type vs. loan to value
Table 2	Loan documentation type vs. FICO
Table 3	FICO vs. loan to value
Table 4	Occupancy vs. loan to value
Table 5	Occupancy vs. FICO
Table 6	Loans with mortgage insurance vs. loan to value
Table 7	Loans with mortgage insurance vs. FICO

Appendix C	Actual Standard Consumer Loan Production by S&P Loss Level Stratification

Table 1	Loan documentation type
Table 2	FICO
Table 3	Occupancy
Table 4	GSE eligibility
Table 5	Loan to value
Table 6	Reconciliation from total production to total S&P production

Appendix D	Proforma Loan Production by S&P Loss Level Stratification Had Guideline Cuts Occurred Jan. 1, 2007

Table 1	Loan documentation type
Table 2	FICO
Table 3	Occupancy
Table 4	GSE eligibility
Table 5	Loan to value
About Indymac Bank
IndyMac Bancorp, Inc. (NYSE: NDE) (Indymac®) is the holding company for IndyMac Bank, F.S.B. (Indymac Bank®), the 7th largest savings and loan and the 2nd largest independent mortgage lender in the nation. Indymac Bank, operating as a hybrid thrift/mortgage banker, provides cost-efficient financing for the acquisition, development, and improvement of single-family homes. Indymac also provides financing secured by single-family homes and other banking products to facilitate consumers’ personal financial goals.
With an increased focus on building customer relationships and a valuable consumer franchise, Indymac is committed to becoming a top five mortgage lender in the U.S. by 2011, with a long-term goal of providing returns on equity of 15 percent or greater. The company is dedicated to continually raising expectations and conducting itself with the highest level of ethics.
For more information about Indymac and its affiliates, or to subscribe to the company’s Email Alert feature for notification of company news and events, please visit http://about.indymacbank.com/investors.
Certain statements contained in this press release may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “project,” “plan,” “forecast,” “intend,” “goal,” “target,” and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; the Company’s hedging strategies, hedge effectiveness and asset and liability management; the accuracy of subjective estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac’s lenders and from loan sales and securitizations, to fund mortgage loan originations and portfolio investments; the execution of Indymac’s growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters; pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K.
CONTACT: IndyMac Bancorp, Inc.
Meg Wade
Phone: (626) 535-5905
E-mail: meg.wade@indymacbank.com

Appendix A
IndyMac Bancorp, Inc.
Actual Mortgage Loan Production Stratification
1st Quarter 2007
(Dollars in millions)
Table 1 — Loan documentation type vs. Loan to value

Doc Type/LTV ratio(1)	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

1	$602	$570	$2,687	$234	$425	$468	$4,985
2	1,354	1,522	7,406	357	755	1,767	13,161
3	210	308	1,480	34	127	486	2,644
4	818	683	1,216	38	75	4	2,833
5	972	177	66	7	—	—	1,221

Total Mortgage Bank & Thrift production(2)	$3,955	$3,259	$12,854	$670	$1,381	$2,725	$24,845

Consumer and Builder construction commitments							1,084

Total Production							$25,929

Doc Type/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total	WA FICO	WA LTV ratio

1	2%	2%	11%	1%	2%	2%	20%	701	76%
2	5%	6%	30%	2%	3%	7%	53%	704	77%
3	1%	1%	6%	0%	1%	2%	11%	705	79%
4	3%	3%	5%	0%	0%	0%	11%	706	66%
5	4%	1%	0%	0%	0%	0%	5%	N/A	45%

Total Mortgage Bank & Thrift production	15%	13%	52%	3%	6%	11%	100%	704	74%

WA LTV ratio	44%	65%	78%	85%	93%	76%	74%

Table 2 — Loan documentation type vs. FICO

Doc Type/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

1	$493	$859	$990	$2,643	$—	$4,985
2	434	1,955	3,850	6,922	—	13,161
3	1	408	867	1,368	—	2,644
4	1	528	847	1,458	—	2,833
5	—	—	—	—	1,221	1,221

Total Mortgage Bank & Thrift production	$929	$3,750	$6,554	$12,390	$1,221	$24,845

Doc Type/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

1	2%	3%	4%	11%	0%	20%
2	2%	8%	16%	27%	0%	53%
3	0%	2%	3%	6%	0%	11%
4	0%	2%	3%	6%	0%	11%
5	0%	0%	0%	0%	5%	5%

Total Mortgage Bank & Thrift production	4%	15%	26%	50%	5%	100%

Table 3 — FICO vs. Loan to value

FICO/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

<620	$124	$124	$308	$147	$183	$43	$929
≥620<660	422	445	2,141	139	352	252	3,751
≥660<700	643	746	3,706	149	364	962	6,571
≥700	1,834	1,769	6,634	228	481	1,425	12,372
Reverse Mortgage	972	177	66	7	—	—	1,221

Total Mortgage Bank & Thrift production	$3,996	$3,260	$12,855	$670	$1,381	$2,682	$24,845

FICO/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total	WA FICO	WA LTV ratio

<620	1%	0%	1%	1%	1%	0%	4%	575	76%
≥620<660	1%	2%	9%	1%	1%	1%	15%	641	76%
≥660<700	3%	3%	15%	1%	0%	4%	26%	679	78%
≥700	7%	7%	27%	1%	2%	6%	50%	746	75%
Reverse Mortgage	4%	1%	0%	0%	0%	0%	5%	N/A	45%

Total Mortgage Bank & Thrift production	16%	13%	52%	3%	5%	11%	100%	704	74%

WA LTV ratio	44%	65%	78%	85%	93%	76%	74%

Appendix A
IndyMac Bancorp, Inc.
Actual Mortgage Loan Production Stratification
1st Quarter 2007
(Dollars in millions)
Table 4 — Occupancy vs. Loan to value

Occupancy/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

Primary Residence	$3,459	$2,650	$11,304	$578	$1,204	$2,682	$21,877
Second Home	117	107	386	33	95	2	739
Investor Property	418	502	1,164	59	82	2	2,229

Total Mortgage Bank & Thrift production	$3,994	$3,259	$12,853	$670	$1,381	$2,686	$24,845

Occupancy/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

Primary Residence	14%	11%	46%	2%	5%	11%	88%
Second Home	0%	0%	2%	0%	1%	0%	3%
Investor Property	2%	2%	5%	0%	0%	0%	9%

Total Mortgage Bank & Thrift production	16%	13%	52%	2%	6%	11%	100%

Table 5 — Occupancy vs. FICO

Occupancy/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

Primary Residence	$890	$3,437	$5,858	$10,471	$1,221	$21,877
Second Home	13	78	157	491	—	739
Investor Property	26	236	554	1,413	—	2,229

Total Mortgage Bank & Thrift production	$929	$3,751	$6,569	$12,375	$1,221	$24,845

Occupancy/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

Primary Residence	4%	14%	23%	42%	5%	88%
Second Home	0%	0%	1%	2%	0%	3%
Investor Property	0%	1%	2%	6%	0%	9%

Total Mortgage Bank & Thrift production	4%	15%	26%	50%	5%	100%

Table 6 — Loans with mortgage insurance vs. Loan to value

Mortgage Insurance/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

Mortgage Insurance	$—	$2	$6	$250	$350	$22	$630
No Mortgage Insurance	3,996	3,259	12,849	420	1,031	2,661	24,216

Total Mortgage Bank & Thrift production	$3,996	$3,260	$12,855	$670	$1,381	$2,683	$24,845

Table 7 — Loans with mortgage insurance vs. FICO

Mortgage Insurance/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

Mortgage Insurance	$9	$144	$192	$284	$—	$630
No Mortgage Insurance	920	3,607	6,379	12,088	1,221	24,215

Total Mortgage Bank & Thrift production	$929	$3,751	$6,571	$12,373	$1,221	$24,845

(1) — CLTV is used where NDE originated the 1st & 2nd lien as well as on standalone seconds; Otherwise LTV is used.
(2) — This analysis provides detail stratification of Indymac’s standard consumer mortgage loan production.
     For purposes of this analysis total mortgage bank & thrift production excludes consumer & homebuilder construction financing commitments.
Numbers in the tables are rounded individually and therefore may not necessarily add up to the total due to such rounding.

Appendix B
IndyMac Bancorp, Inc.
Proforma Loan Production Had the Guideline Cuts Occurred Jan. 1, 2007
1st Quarter 2007
(Dollars in millions)
Table 1 — Loan documentation type vs. Loan to value

Doc Type/LTV ratio(1)	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

1	$541	$537	$2,148	$167	$234	$167	$3,794
2	1,195	1,416	4,867	244	331	12	8,066
3	199	285	595	29	27	—	1,135
4	790	655	953	22	15	—	2,434
5	972	177	68	5	—	—	1,221

Total Mortgage Bank & Thrift production(2)	$3,697	$3,070	$8,631	$466	$607	$179	$16,650

Consumer and Builder construction commitments							723

Total Production							$17,372

Doc Type/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total	WA FICO	WA LTV ratio

1	3%	2%	13%	2%	2%	1%	23%	714	74%
2	7%	9%	29%	1%	2%	0%	48%	712	72%
3	1%	2%	4%	0%	0%	0%	7%	710	70%
4	5%	4%	6%	0%	0%	0%	15%	708	64%
5	6%	1%	0%	0%	0%	0%	7%	N/A	45%

Total Mortgage Bank & Thrift production	22%	18%	52%	3%	4%	1%	100%	711	69%

WA LTV ratio	46%	65%	77%	85%	93%	99%	69%

Table 2 — Loan documentation type vs. FICO

Doc Type/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

1	$259	$471	$697	$2,367	$—	$3,794
2	265	1,002	1,914	4,884	—	8,066
3		199	312	624	—	1,135
4	—	444	712	1,277	—	2,434
5	—	—	—	—	1,221	1,221

Total Mortgage Bank & Thrift production	$524	$2,117	$3,636	$9,152	$1,221	$16,650

Doc Type/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

1	1%	3%	5%	14%	0%	23%
2	2%	6%	11%	29%	0%	48%
3	0%	1%	2%	4%	0%	7%
4	0%	3%	4%	8%	0%	15%
5	0%	0%	0%	0%	7%	7%

Total Mortgage Bank & Thrift production	3%	13%	22%	55%	7%	100%

Table 3 — FICO vs. Loan to value

FICO/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

<620	$82	$105	$241	$74	$20	$—	$524
≥620<660	372	408	1,132	94	110	2	2,117
≥660<700	559	688	2,113	110	130	35	3,636
≥700	1,711	1,693	5,076	183	338	150	9,152
Reverse Mortgage	972	177	68	5	—	—	1,221

Total Mortgage Bank & Thrift production	$3,697	$3,070	$8,631	$466	$598	$187	$16,650

FICO/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total	WA FICO	WA LTV ratio

<620	0%	1%	2%	0%	0%	0%	3%	568	72%
≥620<660	2%	2%	7%	1%	1%	0%	13%	640	71%
≥660<700	3%	4%	13%	1%	1%	0%	22%	681	72%
≥700	11%	10%	30%	1%	2%	1%	55%	748	71%
Reverse Mortgage	6%	1%	0%	0%	0%	0%	7%	N/A	45%

Total Mortgage Bank & Thrift production	22%	18%	52%	3%	4%	1%	100%	711	69%

WA LTV ratio	46%	65%	77%	85%	93%	99%	69%

Appendix B
IndyMac Bancorp, Inc.
Proforma Loan Production Had the Guideline Cuts Occurred Jan. 1, 2007
1st Quarter 2007
(Dollars in millions)
Table 4 — Occupancy vs. Loan to value

Occupancy/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

Primary Residence	$3,193	$2,502	$7,416	$403	$475	$187	$14,176
Second Home	112	99	289	28	84	1	613
Investor Property	392	469	926	35	39	—	1,861

Total Mortgage Bank & Thrift production	$3,697	$3,070	$8,631	$466	$598	$188	$16,650

Occupancy/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

Primary Residence	19%	15%	45%	2%	3%	1%	85%
Second Home	1%	1%	1%	0%	1%	0%	4%
Investor Property	2%	2%	6%	0%	0%	0%	11%

Total Mortgage Bank & Thrift production	22%	18%	52%	3%	4%	1%	100%

Table 5 — Occupancy vs. FICO

Occupancy/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

Primary Residence	$507	$1,860	$3,073	$7,513	$1,221	$14,176
Second Home	7	63	119	422	—	613
Investor Property	9	193	443	1,216	—	1,861

Total Mortgage Bank & Thrift production	$524	$2,117	$3,636	$9,152	$1,221	$16,650

Occupancy/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

Primary Residence	3%	12%	18%	45%	7%	85%
Second Home	0%	0%	1%	3%	0%	4%
Investor Property	0%	1%	3%	7%	0%	11%

Total Mortgage Bank & Thrift production	3%	13%	22%	55%	7%	100%

Table 6 — Loans with mortgage insurance vs. Loan to value

Mortgage Insurance/LTV ratio	<60%	≥60<70	≥70≤80	>80<90	≥90≤95	>95≤100	Total

Mortgage Insurance	$—	$1	$2	$200	$226	$8	$437
No Mortgage Insurance	3,697	3,069	8,629	266	372	179	16,213

Total Mortgage Bank & Thrift production	$3,697	$3,070	$8,631	$466	$598	$187	$16,650

Table 7 — Loans with mortgage insurance vs. FICO

Mortgage Insurance/FICO	<620	≥620<660	≥660<700	≥700	Reverse Mort.	Total

Mortgage Insurance	$1	$102	$131	$203	$—	$437
No Mortgage Insurance	523	2,014	3,505	8,948	1,221	16,213

Total Mortgage Bank & Thrift production	$524	$2,117	$3,636	$9,152	$1,221	$16,650

(1)— CLTV is used where NDE originated the 1st & 2nd lien as well as on standalone seconds; Otherwise LTV is used.
(2)— This analysis provides detail stratification of Indymac’s standard consumer mortgage loan production.
     For purposes of this analysis total mortgage bank & thrift production excludes consumer & homebuilder construction financing commitments.
Numbers in the tables are rounded individually and therefore may not necessarily add up to the total due to such rounding.

Appendix C
IndyMac Bancorp, Inc.
Actual Standard Consumer Loan Production by S&P Loss Level Stratification
1st Quarter 2007
(Dollars in millions)
LOAN PRODUCTION
Table 1 — Loan documentation type vs. S&P LL

Doc Type/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

1	$2,865	$1,296	$505	$4,666
2	5,585	5,370	904	11,858
3	1,170	1,194	104	2,468
4	1,984	762	65	2,811
5	—	—	—	—

Total Mortgage Bank and Thrift production	$11,604	$8,623	$1,578	$21,803

Doc Type/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

1	13%	6%	3%	22%
2	26%	24%	4%	54%
3	5%	6%	0%	11%
4	9%	4%	0%	13%
5	0%	0%	0%	0%

Total Mortgage Bank and Thrift production	53%	40%	7%	100%

AVERAGE S&P

Doc Type/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

1	0.23%	0.71%	7.79%	1.18%
2	0.24	0.75	5.81	0.90
3	0.25	0.25	2.08	0.56
4	0.16	0.71	2.04	0.35
5	—	—	—	—

Total Mortgage Bank and Thrift production	0.23%	0.74%	6.05%	0.85%

Table 2 — FICO vs. S&P LL

FICO/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total	Avg. FICO

<620	$169	$159	$573	$901	574
≥620<660	1,194	1,878	457	3,529	641
≥660<700	2,237	3,380	364	5,981	680
≥700	8,012	3,196	184	11,392	746

Total Mortgage Bank and Thrift production	$11,613	$8,613	$1,578	$21,803	704

FICO/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<620	1%	0%	3%	4%
≥620<660	5%	9%	2%	16%
≥660<700	10%	16%	2%	28%
≥700	37%	15%	0%	52%

Total Mortgage Bank and Thrift production	53%	40%	7%	100%

AVERAGE S&P

FICO/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<620	0.19%	0.84%	9.06%	5.94%
≥620<660	0.21	0.79	6.35	1.31
≥660<700	0.24	0.75	2.86	0.69
≥700	0.22	0.69	2.20	0.39

Total Mortgage Bank and Thrift production	0.23%	0.74%	6.05%	0.85%

Table 3 — Occupancy Type vs. S&P LL

Occupancy/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Primary Residence	$10,161	$7,587	$1,248	$18,996
Second Home	417	168	17	602
Investor Property	1,027	867	313	2,206

Total Mortgage Bank and Thrift production	$11,604	$8,622	$1,578	$21,803

Occupancy/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Primary Residence	46%	35%	6%	87%
Second Home	2%	1%	0%	3%
Investor Property	5%	4%	1%	10%

Total Mortgage Bank and Thrift production	53%	40%	7%	100%

AVERAGE S&P

Occupancy/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Primary Residence	0.23%	0.73%	6.70%	0.85%
Second Home	0.21	0.69	6.59	0.53
Investor Property	0.19	0.84	3.40	0.90

Total Mortgage Bank and Thrift production	0.23%	0.74%	6.05%	0.85%

Table 4 — GSE Eligibility vs. S&P LL

GSE Elig./S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Agency Eligible Standard	$627	$60	$1	$688

Agency Eligible Pursuant to Committed Forward Agreements	4,758	4,700	384	9,843

Agency Eligible Pursuant to Forward Agreement but for loan size	4,941	1,839	37	6,816

Non-Agency Eligible	1,277	2,024	1,155	4,456

Total Mortgage Bank and Thrift production	$11,603	$8,623	$1,578	$21,803

GSE Elig./S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Agency Eligible Standard	3%	0%	0%	3%

Agency Eligible Pursuant to Committed Forward Agreements	22%	22%	2%	46%

Agency Eligible Pursuant to Forward Agreement but for loan size	22%	9%	0%	31%

Non-Agency Eligible	6%	9%	5%	20%

Total Mortgage Bank and Thrift production	53%	40%	7%	100%

AVERAGE S&P

GSE Elig./S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Agency Eligible Standard	0.17%	0.62%	2.08%	0.21%

Agency Eligible Pursuant to Committed Forward Agreements	0.24	0.73	0.56	0.56

Agency Eligible Pursuant to Forward Agreement but for loan size	0.22	0.67	0.35	0.35

Non-Agency Eligible	0.23	0.82	2.63	2.63

Total Mortgage Bank and Thrift production	0.23%	0.74%	6.05%	0.85%

Appendix C
IndyMac Bancorp, Inc.
Actual Standard Consumer Loan Production by S&P Loss Level Stratification
1st Quarter 2007
(Dollars in millions)
LOAN PRODUCTION
Table 5 — LTV Ratio vs. S&P LL

						Avg.
LTV Ratio/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total	Avg. FICO	LTV Ratio

<60%	$2,551	$12	$1	$2,563	717	48%
≥60<70	2,651	285	17	2,953	710	65%
≥70≤80	5,332	6,348	699	12,379	704	78%
>80<90	174	210	266	651	666	86%
≥90≤95	329	398	468	1,196	673	93%
>95≤100	556	1,380	125	2,061	705	100%

Total Mortgage Bank and Thrift production	$11,593	$8,633	$1,578	$21,803	704	76%

Avg. FICO	724	688	635	704

Avg. LTV Ratio	70%	83%	85%	76%

LTV Ratio/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<60%	12%	0%	0%	12%
≥60<70	12%	1%	0%	13%
≥70≤80	24%	30%	3%	57%
>80<90	1%	1%	1%	3%
≥90≤95	1%	2%	2%	5%
>95≤100	3%	6%	1%	10%
>100	0%	0%	0%	0%

Total Mortgage Bank and Thrift production	53%	40%	7%	100%

AVERAGE S&P

LTV Ratio/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<60%	0.03%	0.63%	1.38%	0.03%
≥60<70	0.18	0.68	2.12	0.24
≥70≤80	0.33	0.74	2.23	0.65
>80<90	0.22	0.81	7.22	3.36
≥90≤95	0.25	0.78	9.59	4.08
>95≤100	0.38	0.71	12.10	1.31

Total Mortgage Bank and Thrift production	0.23%	0.74%	6.05%	0.85%

Table 6 — Reconciliation from total production to total S&P production

Total Production	$25,930
Less:
Home equity line of credit(1)/Seconds	1,703
Reverse Mortgages	1,221
Consumer construction(1)	842
Commercial Real Estate	1
Builder construction commitments(1)	360

Total S&P evaluated production	$21,803

Footnote:
CLTV is used where NDE originated the 1st and 2nd lien as well as on standalone seconds; Otherwise LTV is used.
Numbers in the tables are rounded individually and therefore may not necessarily add up to the total due to such rounding.
(1) — Amount represents total commitments

Appendix D
IndyMac Bancorp, Inc.
Proforma Loan Production by S&P Loss Level Stratification Had the Guideline Cuts Occurred Jan. 1, 2007
1st Quarter 2007
(Dollars in millions)
LOAN PRODUCTION
Table 1 — Loan documentation type vs. S&P LL

Doc Type/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

1	$2,608	$760	$215	$3,583
2	4,616	2,475	398	7,489
3	808	290	34	1,132
4	1,856	546	29	2,431
5	—	—	—	—

Total Mortgage Bank and Thrift production	$9,888	$4,070	$676	$14,634

Doc Type/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

1	18%	5%	1%	24%
2	31%	17%	3%	51%
3	6%	2%	0%	8%
4	13%	4%	0%	17%
5	0%	0%	0%	0%

Total Mortgage Bank and Thrift production	68%	28%	4%	100%

AVERAGE S&P

Doc Type/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

1	0.22%	0.70%	3.82%	0.54%
2	0.22	0.74	4.19	0.60
3	0.21	0.72	1.94	0.39
4	0.15	0.69	1.80	0.29
5	—	—	—	—

Total Mortgage Bank and Thrift production	0.21%	0.72%	3.86%	0.52%

Table 2 — FICO vs. S&P LL

FICO/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total	Avg. FICO

<620	$139	$123	$261	$523	568
≥620<660	1,112	801	165	2,078	640
≥660<700	1,988	1,288	155	3,432	681
≥700	6,656	1,852	95	8,602	748

Total Mortgage Bank and Thrift production	$9,894	$4,064	$676	$14,634	711

FICO/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<620	1%	1%	2%	4%
≥620<660	8%	5%	1%	14%
≥660<700	14%	9%	1%	24%
≥700	45%	13%	0%	58%

Total Mortgage Bank and Thrift production	68%	28%	4%	100%

AVERAGE S&P

FICO/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<620	0.20%	0.83%	5.07%	2.78%
≥620<660	0.21	0.74	4.40	0.75
≥660<700	0.23	0.74	2.34	0.52
≥700	0.20	0.69	2.06	0.33

Total Mortgage Bank and Thrift production	0.21%	0.72%	3.86%	0.52%

Table 3 — Occupancy Type vs. S&P LL

Occupancy/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Primary Residence	$8,547	$3,278	$494	$12,319
Second Home	378	95	5	478
Investor Property	964	697	177	1,838

Total Mortgage Bank and Thrift production	$9,888	$4,070	$676	$14,634

Occupancy/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Primary Residence	58%	22%	3%	83%
Second Home	3%	1%	0%	4%
Investor Property	7%	5%	1%	13%

Total Mortgage Bank and Thrift production	68%	28%	4%	100%

AVERAGE S&P

Occupancy/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Primary Residence	0.21%	0.70%	4.07%	0.49%
Second Home	0.20	0.65	6.88	0.37
Investor Property	0.19	0.82	3.16	0.72

Total Mortgage Bank and Thrift production	0.21%	0.72%	3.86%	0.52%

Table 4 — GSE Eligibility vs. S&P LL

GSE Elig./S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Agency Eligible Standard	$626	$58	$1	$685

Agency Eligible Pursuant to Committed Forward Agreements	3,857	1,848	224	5,929

Agency Eligible Pursuant to Forward Agreement but for loan size	4,390	804	14	5,209

Non-Agency Eligible	1,014	1,360	438	2,374

Total Mortgage Bank and Thrift production	$9,888	$4,070	$677	$14,643

GSE Elig./S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Agency Eligible Standard	4%	0%	0%	4%

Agency Eligible Pursuant to Committed Forward Agreements	27%	13%	2%	42%

Agency Eligible Pursuant to Forward Agreement but for loan size	31%	6%	0%	37%

Non-Agency Eligible	6%	9%	2%	17%

Total Mortgage Bank and Thrift production	68%	28%	4%	100%

AVERAGE S&P

GSE Elig./S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

Agency Eligible Standard	0.17%	0.62%	2.08%	0.10%

Agency Eligible Pursuant to Committed Forward Agreements	0.21	0.71	2.54	0.20

Agency Eligible Pursuant to Forward Agreement but for loan size	0.20	0.64	2.00	0.28

Non-Agency Eligible	0.22	0.78	4.59	1.17

Total Mortgage Bank and Thrift production	0.21%	0.72%	3.86%	0.52%

Appendix D
IndyMac Bancorp, Inc.
Proforma Loan Production by S&P Loss Level Stratification Had the Guideline Cuts Occurred Jan. 1, 2007
1st Quarter 2007
(Dollars in millions)
LOAN PRODUCTION
Table 5 — LTV Ratio vs. S&P LL

						Avg.
LTV Ratio/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total	Avg. FICO	LTV Ratio

<60%	$2,458	$9	$—	$2,467	718	48%
≥60<70	2,528	243	11	2,782	711	65%
≥70≤80	4,452	3,481	386	8,319	710	77%
>80<90	152	139	143	435	677	85%
≥90≤95	239	143	133	515	699	93%
>95≤100	65	48	2	116	734	100%

Total Mortgage Bank and Thrift production	$9,894	$4,064	$676	$14,634	711	71%

Avg. FICO	723	694	632	711

Avg. LTV Ratio	67%	79%	82%	71%

LTV Ratio/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<60%	17%	0%	0%	17%
≥60<70	17%	2%	0%	19%
≥70≤80	31%	24%	3%	58%
>80<90	1%	1%	1%	3%
≥90≤95	2%	1%	0%	3%
>95≤100	0%	0%	0%	0%
>100	0%	0%	0%	0%

Total Mortgage Bank and Thrift production	68%	28%	4%	100%

AVERAGE S&P

LTV Ratio/S&P LL	≤.48%	>.48%<1.35%	≥1.35%	Total

<60%	0.02%	0.63%	0.00%	0.03%
≥60<70	0.18	0.67	1.80	0.23
≥70≤80	0.32	0.72	2.35	0.58
>80<90	0.21	0.80	6.12	2.35
≥90≤95	0.25	0.74	6.01	1.87
>95≤100	0.35	0.63	1.85	0.50

Total Mortgage Bank and Thrift production	0.21%	0.72%	3.86%	0.52%

Footnote:
CLTV is used where NDE originated the 1st and 2nd lien as well as on standalone seconds; Otherwise LTV is used
Numbers in the tables are rounded individually and therefore may not necessarily add up to the total due to such rounding.